GPS FUNDS I

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2015
(AS REVISED OCTOBER 9, 2015)

The date of this supplement is January 19, 2016.

The first full paragraph on the cover page of the Statement of Additional Information is revised to say:

This Statement of Additional Information (“SAI”) provides general information about each of the above-noted series (individually, a “Fund” and collectively, the “Funds”) of GPS Funds I.  This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus (the “Prospectus”) dated July 31, 2015, as revised October 9, 2015, and as further revised January 19, 2016, as further supplemented and amended from time to time.  This SAI is incorporated by reference into the Prospectus.  To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE